EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Terry K. Glenn, President of Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc., certify that:

1. I have reviewed this report on Form N-CSR of Merrill Lynch Mid
Cap Value Fund of The Asset Program, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: March 17, 2003

       /s/ Terry K. Glenn___
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.




EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc., certify that:

1. I have reviewed this report on Form N-CSR of Merrill Lynch Mid
Cap Value Fund of The Asset Program, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: March 17, 2003

       /s/ Donald C. Burke_____
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.




Exhibit 99.1350CERT

Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Terry K. Glenn, President of Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: March 17, 2003

       _/s/ Terry K. Glenn_____
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.




Exhibit 99.1350CERT

Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: March 17, 2003

       _/s/ Donald C. Burke____
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.